QUARTERLY REPORT
                               DECEMBER 31, 2001

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                               formerly known as
                      Fiduciary Capital Growth Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                January 28, 2002

Dear Fellow Shareholder:

  The two years ended December 31, 2001 showed strong positive returns in a dismal stock market environment, making this the best two year stretch in the 20-year history of the FMI Common Stock Fund, from a relative performance standpoint. During the last two years, the Fund advanced 41%, which compares to
                                                 --------
declines of 20% for the S&P 500, 52% for the Nasdaq Composite Index, and 1% for
--------
the Russell 2000. From a longer-term perspective, your Fund returns have also been strong, as depicted below:

  FMI COMMON STOCK FUND - ANNUAL COMPOUNDED RETURNS - DECEMBER 31, 2001

                FMI COMMON     RUSSELL 2000        NASDAQ        S&P 500
  PERIOD        STOCK FUND        INDEX       COMPOSITE INDEX     INDEX
  ------        ----------     ------------   ---------------    -------
  1 Year          +18.6%          +2.5%            -21.1%         -11.9%
  2 Years         +18.9%          -0.3%            -30.8%         -10.6%
  3 Years         +14.6%          +6.4%             -3.8%          -1.0%
  5 Years         +13.0%          +7.5%             +8.6%         +10.7%
  10 Years        +13.7%         +11.5%            +12.8%         +13.0%

  The Chicago-based Morningstar mutual fund rating service, one of the most widely respected mutual fund rating services in the country, granted FMI Common Stock Fund a 5-Star rating for the three-year period ended December 31, 2001. This places your Fund in the top 10% of all domestic equity funds for this period. The Fund also received a 4-Star rating by Morningstar for the five- and ten- year periods ended December 31, 2001, which places us in the top 32.5% of all domestic equity funds.*<F1>

  Our December 31, 1999 quarterly report included the following:

       Barton Biggs, the chief investment strategist at Morgan Stanley, probably summed it up best when he said, "The technology, Internet and telecom craze has gone parabolic in what is one of the great, if not the greatest manias of all times. We understand the Net, and its implications for this economy, we just don't understand the valuations. The history of investing in 'paradigm-changing industries' such as today's Internet, has almost always been profoundly based on revolutionary developments that eventually do change the world. However, without exception, the bubble stage of the craze ends with a massive destruction of wealth." We then offered, "But nothing in the last 100 years rivals the valuations placed on big cap technology, Internet, and telecommunications companies in today's market...Suddenly, and for some yet unknown reason, a few of the investors will head toward the exit; then, the rest of the investment wildebeests will charge for the door. Greed will turn to panic, and share prices ultimately crumble."

  We believe that the two year 52% decline in the Nasdaq Composite Index and the filing for bankruptcy of over 580 Internet, technology and telecom companies, speaks volumes about the merits of practicing the risk-sensitive,
                                                             --------------
value-based investment approach employed by the FMI Common Stock Fund. This, however, deals with the past. The obvious question on all investors' minds is the future.

ECONOMY
-------

  The National Bureau of Economic Research ("NBER"), the agency charged with charting economic activity, officially pegs the beginning of the current recession as March of 2001. That demarcation would put us nine months into the current downturn. Also, according to the NBER, the average recession over the last 100 years has lasted approximately eleven months. As of this writing, then, we would be near the end of an average downturn. The Federal Government has responded with the largest fiscal and monetary stimulus package in history. The Federal Reserve has cut interest rates eleven times in the last twelve months and reduced the Fed Funds Rate to 1.75% from 6.50% in early 2001. Most pundits think there are still more rate cuts to come, although we're clearly past the inflection point with regard to their impact on the economy. From a fiscal standpoint, President Bush's record $1.3 trillion tax cut phases in slowly and is very much back-end loaded over its ten-year life. We believe it is highly unlikely that this tax legislation will see its 10th birthday in its present form.

  Keep in mind that the economic expansion, which began in 1991 and lasted ten years, was the longest in the last 50 years, and naturally created some significant excesses within the system. As we commented in the last letter, recessions and tough times bring about a cleansing process. Inventories are being liquidated, factories are closing and bankruptcies are accelerating.
While painful to go through, these are all positives for the long-term. We hasten to remind investors, however, that it is not an overnight process. Our best guess is that the recession will last longer than the average of eleven months. One major problem is the magnitude of excess capacity. Nearly 27% of the industrial capacity in America is idle, while in the technology and telecom sector, the number is over 40%. As we talk to companies each day, they tell us that with capacity plentiful pricing power is almost non-existent, and in some sectors outright deflationary. Until the cleansing process is further along, it will be difficult for the all-important earnings part of the equation to revive strongly.

                          CONSUMER CREDIT OUTSTANDING

                              Jan-94         844.7
                              Feb-94         852.6
                              Mar-94         863.2
                              Apr-94         872.6
                              May-94         884.0
                              Jun-94         895.1
                              Jul-94         901.7
                              Aug-94         915.3
                              Sep-94         927.6
                              Oct-94         938.1
                              Nov-94         950.5
                              Dec-94         960.4
                              Jan-95         972.8
                              Feb-95         980.3
                              Mar-95         995.0
                              Apr-95        1004.8
                              May-95        1018.2
                              Jun-95        1029.9
                              Jul-95        1037.7
                              Aug-95        1049.2
                              Sep-95        1065.7
                              Oct-95        1071.5
                              Nov-95        1088.6
                              Dec-95        1095.8
                              Jan-96        1103.1
                              Feb-96        1114.2
                              Mar-96        1123.4
                              Apr-96        1132.7
                              May-96        1141.8
                              Jun-96        1151.2
                              Jul-96        1161.9
                              Aug-96        1168.9
                              Sep-96        1171.9
                              Oct-96        1174.9
                              Nov-96        1183.0
                              Dec-96        1185.1
                              Jan-97        1193.7
                              Feb-97        1199.3
                              Mar-97        1201.2
                              Apr-97        1210.1
                              May-97        1214.7
                              Jun-97        1217.1
                              Jul-97        1221.6
                              Aug-97        1225.6
                              Sep-97        1230.2
                              Oct-97        1235.6
                              Nov-97        1236.1
                              Dec-97        1242.0
                              Jan-98        1243.0
                              Feb-98        1247.7
                              Mar-98        1256.5
                              Apr-98        1267.4
                              May-98        1270.2
                              Jun-98        1280.4
                              Jul-98        1285.3
                              Aug-98        1291.7
                              Sep-98        1301.0
                              Oct-98        1308.0
                              Nov-98        1312.4
                              Dec-98        1315.8
                              Jan-99        1330.7
                              Feb-99        1340.1
                              Mar-99        1347.9
                              Apr-99        1350.0
                              May-99        1360.3
                              Jun-99        1365.8
                              Jul-99        1373.9
                              Aug-99        1382.6
                              Sep-99        1384.6
                              Oct-99        1390.4
                              Nov-99        1402.0
                              Dec-99        1413.6
                              Jan-00        1429.6
                              Feb-00        1439.4
                              Mar-00        1450.4
                              Apr-00        1457.2
                              May-00        1469.4
                              Jun-00        1485.3
                              Jul-00        1494.5
                              Aug-00        1508.5
                              Sep-00        1516.7
                              Oct-00        1534.2
                              Nov-00        1550.2
                              Dec-00        1557.9
                              Jan-01        1575.1
                              Feb-01        1590.1
                              Mar-01        1597.9
                              Apr-01        1610.9
                              May-01        1617.0
                              Jun-01        1616.3
                              Jul-01        1614.7
                              Aug-01        1618.4
                              Sep-01        1621.6
                              Oct-01        1632.8
                              Nov-01        1652.7

         Includes noninstallment credit; does not include auto leases.
         Source: Board of Governors of the Federal Reserve System.

  When the final numbers are tallied, it is expected that S&P 500 operating earnings will have dropped 32% or more in calendar 2001, which would be the worst period for corporate profits since the Great Depression. Many economists forecast a fairly robust profit recovery in 2002, however, our fieldwork continues to tell us that profit recovery may come more slowly than expected. The consumer continued to layer on debt as consumer installment debt outstanding (not including mortgage debt) reached approximately $1.6 trillion.
Historically, the consumer retrenches during recessions and this may still be in front of us. Additionally, with the latest unemployment figure at 5.8%, and likely headed higher before this recession subsides, overall consumer spending might weaken. Thus, our near term outlook calls for a sluggish economy but with some long-term fixes at work behind the scenes.

  A final note on the earnings component of the economic outlook: we have written on numerous occasions of our jaundiced view concerning the quality of corporate earnings, particularly in the bigger caps. The recent trend toward "proforma" earnings is a thinly veiled attempt to deceive investors. In many cases proforma earnings bear little resemblance to GAAP (General Accepted Accounting Principles) earnings, and should be viewed with a great deal of skepticism, which your research team certainly does! Furthermore, one has to be even more cognizant of the widening gap between operating earnings and reported earnings. Operating earnings exclude one time items, which unfortunately have become all but one-time over recent years, and reported earnings is the final real or actual fully diluted number. In a recent article in the Wall Street Journal and in a discussion we had with David Levy, Chairman of the Jerome Levy Economics Institute, he commented that operating earnings of corporate America have outstripped reported earnings by 10% on average over the last 19 years, and by almost 20% over the last five years. The portfolio managers of your Fund have always tried to make our own internal adjustments to fully reflect what's really happening in corporate America.

THE MARKET
----------

  Those of you who have been long-time holders of the FMI Common Stock Fund know that our entire approach is focused upon finding the best 35-40 stocks that we can. We don't concentrate a great deal on the economy or the general market, as we believe that over the long-term, our efforts are best spent finding good companies at attractive prices. Still, we offer our opinion on the market because it helps investors assess the bigger picture and the relative attractiveness of the equity world. Our view is always guided by the long-term returns that stocks have provided investors. Specifically, over the last 75 years, the S&P 500 has returned 10.7% compounded for investors. Over that same time frame, the valuation on the S&P 500, as measured by its price/earnings ratio, has averaged 15.3 times earnings. In the decade of the 1980s, the S&P 500 compounded at 17.6% per year, and in the decade of the 1990s, it compounded at 18.2% per year. These were unparalleled periods of performance, well above the long-term norm. If we were viewing the market as depicted by the S&P 500, and looked at its characteristics as an individual stock, our assessment would be lukewarm. Below is a table which details the market valuations at bear market bottoms for the last eight significant market declines.

                    BEAR MARKET BOTTOM VALUATIONS - S&P 500
            -------------------------------------------------------
                           PRICE/                          AVERAGE
            YEAR          EARNINGS         YIELD         PRICE/BOOK
            ----          --------         -----         ----------
            1970           14.0x            4.2%            1.7x
            1974            7.2x            5.3%            1.3x
            1978            7.3x            5.6%            1.2x
            1980            6.9x            5.8%            1.3x
            1982            8.6x            6.3%            1.2x
            1984            9.3x            4.5%            1.5x
            1987           12.6x            3.4%            2.0x
            1990           14.0x            3.7%            2.6x
            AVERAGE        10.0X            4.8%            1.6X
            CURRENT        29.0X            1.5%            5.9X

              Source: Fiduciary Management, Inc. and Factset, Inc.

  Keep in mind that this is how the market looked at the low points for each of those cycles. Bulls would argue that with a current inflation rate of less than 2% versus almost 4.5% over the last 40 years and with 10-year Treasuries at 5% versus the long-term average of roughly 7%, the market could be valued higher. Bears would argue that P/E ratios and other valuation measurements are even higher than most previous market peak valuations. A high P/E ratio doesn't allow much wiggle room if the economy unexpectedly zooms, as rapid growth typically fuels higher interest rates and a compression in valuations. We try to stay somewhat agnostic with respect to these issues, but high S&P 500 valuations give us concern. Furthermore, Nasdaq valuations are extremely high again, given the rally in these stocks and the concomitant implosion in earnings. The trailing twelve month P/E ratio for the Nasdaq is currently 84 times!

  The most important consideration continues to be the individual companies in your portfolio. They have, as we detailed at the outset, fared very well over the last 24 months. Yet these stocks continue to be attractive relative to both the S&P 500 and smaller cap indices such as the Russell 2000. Specifically, based upon our assessment of earnings for 2002, your portfolio currently sells at about 17x that estimate, which is about a 35% discount to the S&P 500. Against the Russell 2000, the P/E ratio is roughly equal, however, we believe your portfolio is significantly less risky. Based upon our expectations of better absolute and relative earnings growth rates compared to the popular indices, we are optimistic about the future.

  We hearken back, however, to a statement Warren Buffett made at a conference last summer, in which he warned that investors' expectations were significantly distorted by the returns investors achieved during the 1980s and 1990s, and that in his opinion, returns in the stock market for the next ten years will be more closely aligned to the historic norm of 7-8%. Investors may not like those numbers, but betting against Mr. Buffett over the last 40 years has not proven to be a financially successful exercise. We believe that given the better growth rates and the cheaper valuations of your companies, the next three to five years should see returns for our portfolio somewhat in excess of that level.

  On December 27, 2001, the Board of Directors declared a distribution of $0.49677 from net long-term capital gains payable December 30, 2001 to shareholders of record on December 26, 2001.

  As always, we thank you for your long-term commitment to FMI Common Stock Fund, Inc., and for the confidence you have placed in us. For further information and previous shareholder reports, please visit our website at www.fiduciarymgt.com

  Sincerely,

  /s/Ted D. Kellner       /s/Donald S. Wilson        /s/Patrick J. English

  Ted D. Kellner, C.F.A    Donald S. Wilson, C.F.A   Patrick J. English, C.F.A.
  President                Vice President            Portfolio Manager

*<F1> Morningstar calculates a fund's Star Rating by subtracting its Risk Score from its Return Scores. The scores evaluate volatility, beta and standard deviation. Recalculated monthly, a fund scoring in the top 10% of its broad investment class receives 5 stars and the top 32.5% receive 4 stars. For the broad investment class, "Domestic Equity" 3-year ratings contained 4811 funds; 5-year rating consisted of 3160 funds and 10-year rating consisted of 895 funds.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
December 31, 2001 (Unaudited)

SHARES OR                                                            QUOTED
PRINCIPAL                                                            MARKET
  AMOUNT                                                          VALUE (B)<F3>
---------                                                         -------------

LONG-TERM INVESTMENTS -- 90.5% (A)<F2>
COMMON STOCKS -- 87.2% (A)<F2>

COMMERCIAL SERVICES SECTOR -- 17.5%
-----------------------------------

             BUSINESS SERVICES -- 12.5%
    35,800   ALLETE, Inc.                                          $   902,160
    85,800   G & K Services, Inc.                                    2,771,340
    72,100   Keane, Inc.                                             1,299,963
    61,500   Manpower Inc.                                           2,073,165
   124,000   Modis Professional Services, Inc.                         885,360
                                                                   -----------
                                                                     7,931,988

             INDUSTRIAL SERVICES -- 5.0%
   161,700   Republic Services, Inc.                                 3,229,149

CONSUMER DISCRETIONARY SECTOR -- 17.6%
--------------------------------------

             CONSUMER PRODUCTS-DURABLES -- 1.4%
    27,100   Snap-on Inc.                                              912,186

             PUBLISHING-MISCELLANEOUS -- 3.3%
    22,600   Harte-Hanks, Inc.                                         636,642
    42,900   ProQuest Co.                                            1,454,739
                                                                   -----------
                                                                     2,091,381

             RETAIL TRADE -- 7.5%
   150,000   Big Lots, Inc.                                          1,560,000
   142,300   Casey's General Stores, Inc.                            2,120,270
    35,900   Family Dollar Stores, Inc.                              1,076,282
                                                                   -----------
                                                                     4,756,552

             TEXTILE-APPAREL MANUFACTURERS -- 5.4%
    37,900   Liz Claiborne, Inc.                                     1,885,525
   107,300   Paxar Corp.                                             1,523,660
                                                                   -----------
                                                                     3,409,185

CONSUMER STAPLES SECTOR -- 1.4%
-------------------------------

             FOOD & BEVERAGES -- 1.4%
    25,200   Lancaster Colony Corp.                                    894,852

ENERGY SECTOR -- 1.7%
---------------------

             OIL & GAS PRODUCERS -- 1.7%
    27,800   Stone Energy Corp.                                      1,098,100

FINANCIAL SERVICES SECTOR -- 15.0%
----------------------------------

             FINANCIAL SERVICES-DIVERSE -- 3.1%
    78,300   Security Capital Group Inc. CL B                        1,986,471

             LIFE INSURANCE -- 3.0%
    66,550   Protective Life Corp.                                   1,925,291

             MULTI-LINE INSURANCE -- 8.9%
    65,700   Delphi Financial Group, Inc.                            2,187,810
     7,600   MGIC Investment Corp.                                     469,072
   105,800   Old Republic International Corp.                        2,963,458
                                                                   -----------
                                                                     5,620,340

HEALTHCARE SECTOR -- 11.8%
--------------------------

             HEALTHCARE PRODUCTS -- 10.1%
    43,700   Apogent Technologies Inc.                               1,127,460
    31,400   Cambrex Corp.                                           1,369,040
    23,500   DENTSPLY International Inc.                             1,179,700
    44,500   IDEXX Laboratories, Inc.                                1,268,695
    68,700   Sybron Dental Specialties, Inc.                         1,482,546
                                                                   -----------
                                                                     6,427,441

             HEALTHCARE SERVICES -- 1.7%
    33,300   Renal Care Group, Inc.                                  1,068,930

MATERIALS & PROCESSING SECTOR -- 7.3%
-------------------------------------

             CHEMICALS -- 3.8%
    27,500   Minerals Technologies Inc.                              1,282,600
    28,500   Sigma-Aldrich Corp.                                     1,123,185
                                                                   -----------
                                                                     2,405,785

             CONTAINERS & PACKAGING-
               PAPER & PLASTIC -- 3.5%
    64,100   AptarGroup, Inc.                                        2,245,423

PRODUCER DURABLES SECTOR - 4.1%
-------------------------------

             MACHINERY-INDUSTRIAL/SPECIALTY -- 4.1%
    59,000   Regal-Beloit Corp.                                      1,286,200
    71,900   Rockwell International Corp.                            1,284,134
                                                                   -----------
                                                                     2,570,334

TECHNOLOGY SECTOR -- 6.0%
-------------------------

             COMPUTER SERVICES
               SOFTWARE & SYSTEMS -- 3.6%
   157,800   Parametric Technology Corp.                             1,232,418
    36,400   SunGard Data Systems Inc.                               1,053,052
                                                                   -----------
                                                                     2,285,470

             MISCELLANEOUS TECHNOLOGY -- 2.4%
    51,100   Arrow Electronics, Inc.                                 1,527,890

UTILITIES SECTOR -- 4.8%
------------------------

             ELECTRICAL -- 1.8%
    49,200   Wisconsin Energy Corp.                                  1,109,952

             TELECOMMUNICATIONS -- 3.0%
    58,700   CenturyTel, Inc.                                        1,925,360
                                                                   -----------
                 Total common stocks                                55,422,080

REITS -- 3.3%(A)<F2>
    98,700   Prologis Trust                                          2,123,037
                                                                   -----------
                 Total long-term investments                        57,545,117

SHORT-TERM INVESTMENTS -- 10.3% (A)<F2>

             COMMERCIAL PAPER -- 1.6%
$1,000,000   U.S. Bancorp,
               1.50%, due 01/02/02                                     999,959

             VARIABLE RATE DEMAND NOTES -- 8.7%
 1,650,000   American Family Financial Services                      1,650,000
 3,100,000   Firstar Bank U.S.A., N.A.                               3,100,000
   529,407   Wisconsin Corporate
               Central Credit Union                                    529,407
   231,000   Wisconsin Electric Power Co.                              231,000
                                                                   -----------
                 Total variable rate demand notes                    5,510,407
                                                                   -----------
                 Total short-term investments                        6,510,366
                                                                   -----------
                 Total investments                                  64,055,483

             Liabilities, less cash and
               receivables (0.8%) (A)<F2>                             (478,763)
                                                                   -----------
                 NET ASSETS                                        $63,576,720
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value, indefinite
               shares authorized), offering
               and redemption price
               ($63,576,720 / 3,264,190
               shares outstanding)                                 $     19.48
                                                                   -----------
                                                                   -----------

 (a)<F2>  Percentages for the various classifications relate to net assets.
 (b)<F3> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at cost which approximates quoted market value.

                          FMI COMMON STOCK FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.